SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Diversified International Equity VIP
(Effective on or about July 12, 2013: DWS Global Equity VIP)

The following changes are effective on or about July 12, 2013:

DWS Diversified International Equity VIP will change its name to DWS Global Equity VIP.

QS Investors, LLC (“QS Investors”) will no longer serve as subadvisor to each fund. All references to QS Investors are hereby deleted.

The following non-fundamental investment policy under the sub-section “Other Investment Policies” in the “INVESTMENT RESTRICTIONS” section of the fund’s Statement of Additional Information Part I is hereby revised as follows:

(5) (for DWS Global Equity VIP only) under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets.

Please Retain This Supplement for Future Reference

April 25, 2013
SAISTKR-95